UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2021

Hunt Companies Acquisition Corp. I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41029	85-2093703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 North Mesa Street El Paso, TX 79902	79902
(Address of principal executive offices)	(Zip Code)

(915) 533-1122
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares, $0.0001 par value, and one-half of one redeemable warrant	HTAQ.U	New York Stock Exchange
Shares of Class A ordinary shares	HTAQ	New York Stock Exchange
Warrants included as part of the units	HTAQ.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 12, 2021, Hunt Companies Acquisition Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Share”), and one-half of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission (the “Commission”) on March 22, 2021 (File No. 333-254542), subsequently amended (the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated November 8, 2021, among the Company and Jefferies LLC, as representative of the underwriters.

•	A Warrant Agreement, dated November 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated November 8, 2021, among the Company, its officers and directors, the Sponsor and Jefferies LLC.

•	An Investment Management Trust Agreement, dated November 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration and Shareholder Rights Agreement, dated November 8, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated November 8, 2021, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated November 8, 2021, between the Company and Jefferies LLC.

•	An Indemnity Agreement, dated November 8, 2021, between the Company and James C. Hunt.

•	An Indemnity Agreement, dated November 8, 2021, between the Company and Clay Parker.

•	An Indemnity Agreement, dated November 8, 2021, between the Company and Woody L. Hunt.

•	An Indemnity Agreement, dated November 8, 2021, between the Company and Ryan McCrory.

•	An Indemnity Agreement, dated November 8, 2021, between the Company and James K. Hunt.

•	An Indemnity Agreement, dated November 8, 2021, between the Company and John P. Carey.

•	An Indemnity Agreement, dated November 8, 2021, between the Company and Susan Harris.

•	An Indemnity Agreement, dated November 8, 2021, between the Company and David B. Rogers.

•	An Administrative Services Agreement, dated November 8, 2021, between the Company and the Sponsor.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of (i) an aggregate of 9,025,000 warrants (the “Sponsor Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Hunt Companies Sponsor, LLC (the “Sponsor”), generating gross proceeds to the Company of $9,025,000 and (ii) an aggregate of 1,025,000 warrants (the “Jefferies Private Placement Warrants”, together with the Sponsor Private Placement Warrants, the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to Jefferies LLC, generating gross proceeds to the Company of $1,025,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor and Jefferies LLC have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor, Jefferies LLC or any of their respective permitted transferees.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2021, in connection with the IPO, the Company adopted the Amended and Restated Memorandum and Articles of Association, which both restates and amends the provisions of the amended and restated memorandum and articles of association of the Company. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $233,450,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 12 months (or up to 18 months if we extend the period of time to consummate a business combination) from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 12 months (or up to 18 months if we extend the period of time to consummate a business transaction) from the closing of the IPO, subject to applicable law.

On November 8, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 8, 2021, among the Company and Jefferies LLC, as representatives of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated November 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated November 8, 2021, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated November 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration and Shareholder Rights Agreement, dated November 8, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated November 8, 2021, between the Company and the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated November 8, 2021, between the Company and Jefferies LLC.

10.6	Indemnity Agreement, dated November 8, 2021, between the Company and James C. Hunt.

10.7	Indemnity Agreement, dated November 8, 2021, between the Company and Clay Parker.

10.8	Indemnity Agreement, dated November 8, 2021, between the Company and Woody L. Hunt.

10.9	Indemnity Agreement, dated November 8, 2021, between the Company and Ryan McCrory.

10.10	Indemnity Agreement, dated November 8, 2021, between the Company and James K. Hunt.

10.11	Indemnity Agreement, dated November 8, 2021, between the Company and John P. Carey.

10.12	Indemnity Agreement, dated November 8, 2021, between the Company and Susan Harris.

10.13	Indemnity Agreement, dated November 8, 2021, between the Company and David B. Rogers.

10.14	Administrative Services Agreement, dated November 8, 2021, between the Company and the Sponsor.

99.1	Press Release, dated November 8, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hunt Companies Acquisition Corp. I

Date: November 12, 2021	By:	/s/ James C. Hunt
		Name:	James C. Hunt
		Title:	Chief Executive Officer